Related Party Transactions	9 Months Ended
Sep. 30, 2024
Related Party Transactions [Abstract]
Related Party Transactions

Note 9 – Related Party Transactions

The following transactions occurred between related parties, therefore, there can be no guarantee that the terms, conditions, interest rates or prices were transacted at an arm’s-length rate.

Aircraft Lease

On September 1, 2023, we entered into a dry lease of a Cessna T210N Turbo Centurion plane with Cloud Transport Operations LLC (“Cloud Transport”). Rick Bentley, the Company’s then-Chief Executive Officer and then-member of the Board of Directors, has an indirect ownership interest in Cloud Transport Operations LLC. This agreement allows the Company to lease the plane for $350 per hour and will cover insurance and maintenance costs.

Additionally, effective September 1, 2023, we also entered into a side agreement related to the dry lease agreement with Hydro Hash, Inc. (“Hydro Hash”), a company of which Mr. Bentley is Chairman and a significant stockholder. Hydro Hash agreed, in exchange for use of the plane, to cover 40% of the insurance and maintenance costs for the plane under the dry lease agreement between the Company and Cloud Transport.

Issuance of Shares for Notes Receivable

On February 20, 2020, we issued 250,000 shares of Class A common stock to Mr. Bentley in exchange for a promissory note receivable for $6,000. The note receivable matures in February 2030 and bears interest at the rate of 1.86% per annum. As of September 30, 2024, this note accrued interest totaling $515.39.